Segment Information (Tables)	3 Months Ended
Mar. 31, 2026
Segment Reporting [Abstract]
Schedule of Segment Reporting Information, by Segment

The following table sets forth the Company’s segment information of revenue, significant expenses and net loss:

	Three months ended March 31,
	2026	2025
Revenue	$2,832	$699
Less:
Operating expenses excluding salaries and share-based compensation:
Cost of revenue (exclusive of depreciation and amortization below)	48	5
Research and development	8,372	3,016
General and administrative	7,989	980
Sales and marketing	1,208	24
Salaries and share-based compensation expense	11,004	8,173
Depreciation and amortization	1,617	1,277
Interest (income) expense, net	190	(553)
Other segment items(1)	(6,992)	(18)
Net loss	$(20,604)	$(12,205)

(1)	Other segment items include other operating income, net, gain on fair value of earn-out liabilities and other (income) expense, net which are reflected in the consolidated statements of operations and comprehensive loss.